Universal Institutional Funds, Inc.
- Core Plus Fixed Income Portfolio
Item 77O- Transactions effected
pursuant to Rule 10f-3

Securities Purchased: Kinross Gold
Corp. 5.125% due 9/1/2021
Purchase/Trade Date: 8/15/2011
Offering Price of Shares: $99.141
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $330,000
Percentage of Offering Purchased by
Fund:  0.066
Percentage of Fund's Total Assets:
0.17
Brokers:  BofA Merrill Lynch, Morgan
Stanley, UBS Investment Bank, BNP Paribas,
RBC Capital Markets, Societe Generale,
BMO Capital Markets, CIBC, Credit Suisse,
Griffiths McBurney Corp., JP Morgan,
Scotia Capital
Purchased from: Banc of America

Securities Purchased: American Tower
Corp. 5.900% due 11/12021
Purchase/Trade Date:	  10/3/2011
Offering Price of Shares: $99.858
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund:
0.065
Percentage of Fund's Total Assets: 0.17
Brokers: Barclays Capital, BofA Merrill
Lynch, Credit Agricole CIB, RBC Capital
Markets, BNP Paribas, Credit Suisse,
Goldman, Sachs & Co., J.P. Morgan, Morgan
Stanley, BBVA Securities, Citigroup,
HSBC, Mizuho Securities, Santander
Purchased from: RBS Securities

Securities Purchased: The Mosaic Co.
3.750% due 11/15/2021
Purchase/Trade Date:	  10/17/2011
Offering Price of Shares: $99.088
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $105,000
Percentage of Offering Purchased by
Fund: 0.023
Percentage of Fund's Total Assets: 0.06
Brokers: Barclays Capital, BofA Merrill
Lynch, Morgan Stanley, Wells Fargo, US
Bancorp, BNP Paribas, Goldman, Sachs &
Co., Scotia Capital
Purchased from: Merrill Lynch

Securities Purchased: Sonoco Products Co.
5.750% due 11/1/2040
Purchase/Trade Date: 10/20/2011
Offering Price of Shares: $101.649
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $235,000
Percentage of Offering Purchased by Fund:
0.094
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, J.P. Morgan,
Wells Fargo Securities, Deutsche Bank
Securities, Mitsubishi UFJ Securities,
TD Securities, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased: Verizon Communications
Inc. 4.750% due 11/1/2041
Purchase/Trade Date: 10/27/11
Offering Price of Shares: $99.068
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $195,000
Percentage of Offering Purchased by Fund:
0.026
Percentage of Fund's Total Assets: 0.10
Brokers: Credit Suisse, Morgan Stanley,
UBS Investment Bank, Deutsche Bank
Securities, RBC Capital Markets, Barclays
Capital, BofA Merrill Lynch, Citigroup,
Goldman, Sachs & Co., J.P. Morgan,
Mitsubishi UFJ Securities, RBS, Wells Fargo
Securities, Mizuho Securities, Santander
Purchased from: UBS AG

Securities Purchased:EQT Corp. 4.875%
due 11/15/2021
Purchase/Trade Date: 11/2/2011
Offering Price of Shares: $99.085
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund:
0.023
Percentage of Fund's Total Assets: 0.09
Brokers: Barclays Capital, Deutsche Bank
Securities, J.P. Morgan, SunTrust Robinson
Humphrey, PNC Capital Markets LLC, Mitsubishi
UFJ Securities, Goldman, Sachs &
Co., Huntington Investment Company, UBS
Investment Bank, US Bancorp, CIBC,
Credit Agricole CIB
Purchased from: Deutsche Bank Securities

Securities Purchased:	 Cigna Corp.
2.750% due 11/15/2016
Purchase/Trade Date:	  11/3/2011
Offering Price of Shares: $99.921
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $455,000
Percentage of Offering Purchased by Fund:
0.076
Percentage of Fund's Total Assets: 0.25
Brokers: Morgan Stanley, BofA Merrill Lynch,
UBS Investment Bank, HSBC
Purchased from: Merrill Lynch

Securities Purchased:	 Lyondellbasell
Industries NV 6.000% due 11/15/2021
Purchase/Trade Date:	  11/4/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, J.P. Morgan,
Barclays Capital, Citigroup, Credit Suisse,
Deutsche Bank Securities, UBS Investment Bank,
HSBC, ING, Morgan Stanley, Scotia
Capital, UniCredit, Wells Fargo Securities
Purchased from: Merrill Lynch

Securities Purchased: Amgen Inc. 2.500% due
11/15/2016
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.897
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $265,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.14
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P.
Morgan, Barclays Capital, Credit
Suisse, Deutsche Bank Securities, Goldman, Sachs
& Co., Mitsubishi UFJ Securities,
UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased:	 Amgen Inc. 3.875% due
11/15/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.720
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.05
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P.
Morgan, Barclays Capital, Credit
Suisse, Deutsche Bank Securities, Goldman, Sachs
& Co., Mitsubishi UFJ Securities,
UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased:	 Teva Pharmaceutical
Finance IV 3.650% due 11/10/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.635
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $615,000
Percentage of Offering Purchased by Fund:  0.070
Percentage of Fund's Total Assets: 0.33
Brokers: Barclays Capital, BNP Paribas, Citigroup,
Credit Suisse, Goldman, Sachs &
Co., HSBC, J.P. Morgan, Morgan Stanley
Purchased from: Goldman Sachs

Securities Purchased:	 Simon Property Group,
LP 4.125% due 12/1/2021
Purchase/Trade Date:	  11/10/2011
Offering Price of Shares: $99.689
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.09
Brokers: BofA Merrill Lynch, Citigroup, J.P.
Morgan, Deutsche Bank Securities,
Goldman, Sachs & Co., Morgan Stanley, Mitsubishi
UFJ Securities, RBC Capital
Markets, SMBC Nikko, SunTrust Robinson Humphrey,
US Bancorp
Purchased from: Merrill Lynch

Securities Purchased:	 CCO Holdings LLC 7.375%
due 6/1/2020
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.02
Brokers: BofA Merrill Lnch, Citigroup, Credit
Suisse, Deutsche Bank Securities, UBS
Investment Bank, J.P. Morgan, US Bancorp, RBC
Capital Markets, Goldman, Sachs &
Co.
Purchased from: Merrill Lynch

Securities Purchased:	 Transocean Inc. 6.375%
due 12/15/2021
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $99.946
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $230,000
Percentage of Offering Purchased by Fund: 0.019
Percentage of Fund's Total Assets: 0.13
Brokers: Barclays Capital, Credit Suisse, Mitsubishi
UFJ Securities, Wells Fargo
Securities, Citigroup, J.P. Morgan, Credit
Agricole CIB, DNB Markets, Goldman, Sachs
& Co., Standard Chartered Bank
Purchased from: Barclays Capital Inc.

Securities Purchased:	 Vornado Realty LP note
5.00% due 1/15/2022
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $99.546
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $190,000
Percentage of Offering Purchased by Fund:  0.048
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, Citigroup, Deutsche
Bank Securities, J.P. Morgan,
Barclays Capital, Credit Suisse, Goldman, Sachs &
Co., Morgan Stanley, RBS, UBS
Investment Bank, Wells Fargo Securities, BB&T
Capital Markets, BNY Mellon Capital
Markets, LLC Capital One Southcoast, Credit
Agricole CIB, Fifth Third Securities, Inc.,
HSBC, PNC Capital Markets LLC, SMBC Nikko, US
Bancorp
Purchased from: Deutsche Bank Securities

Securities Purchased:	 Ecolab Inc. 3.00% due
12/8/2016
Purchase/Trade Date:	  12/5/2011
Offering Price of Shares: $99.802
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $270,000
Percentage of Offering Purchased by Fund:
0.022
Percentage of Fund's Total Assets: 0.15
Brokers: RBS, US Bancorp, Citigroup, BNP
Paribas, RBC, UniCredit Capital Markets,
ING, The Williams Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased:	 Ecolab Inc. 4.350%
due 12/8/2021
Purchase/Trade Date:	  12/5/2011
Offering Price of Shares: $99.936
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $95,000
Percentage of Offering Purchased by Fund:
0.008
Percentage of Fund's Total Assets: 0.05
Brokers: Mitsubishi UFJ Securities, SMBC Nikko,
Citigroup, BNP Paribas, RBC,
UniCredit Capital Markets, ING, The Williams
Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased:	 Gilead Sciences Inc.
5.650% due 12/1/2041
Purchase/Trade Date:	  12/6/2011
Offering Price of Shares: $99.773
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.020
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, Barclays Capital,
Goldman, Sachs & Co., J.P. Morgan,
RBC Capital Markets, Wells Fargo Securities,
HSBC, Mitsubishi UFJ Securities, Mizuho
Securities, SMBC Nikko, US Bancorp
Purchased from: Barclays Capital

Securities Purchased:	 Hewlett-Packard Co.
4.650% due 12/9/2021
Purchase/Trade Date:	  12/6/2011
Offering Price of Shares: $99.707
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $485,000
Percentage of Offering Purchased by Fund:
0.032
Percentage of Fund's Total Assets: 0.27
Brokers: Goldman, Sachs & Co., J.P. Morgan,
Morgan Stanley, BNP Paribas, BofA
Merrill Lynch, Citigroup, Credit Suisse, HSBC,
Mizuho Securities, RBS, Wells Fargo
Securities
Purchased from: Goldman Sachs

Securities Purchased:	 ERP Operating LP
4.625% due 12/15/2021
Purchase/Trade Date:	  12/7/2011
Offering Price of Shares: $99.619
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund:
0.013
Percentage of Fund's Total Assets: 0.07
Brokers: Morgan Stanley, BofA Merrill Lynch,
Barclays Capital, Deutsche Bank
Securities, RBC Capital Markets
Purchased from: Merrill Lynch